ING MUTUAL FUNDS

ING Emerging Countries Fund

ING International SmallCap Multi-Manager Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated July 20, 2010

to the Fund’s Class A, Class B, Class C, Class I, Class O,

Class Q, and Class W Prospectus dated February 26, 2010

(“Prospectus”)

ING Emerging Countries Fund

Effective July 15, 2010, Guy Uding, Patrick den Besten, and Eric Anderson replaced Jan-Wim Derks, Robert Lampl and Michael Bootsma as portfolio managers for the Fund. The Fund’s Prospectus is revised as follows:

1.	The sub-section entitled “Portfolio Managers” of the summary section of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers
Guy Uding	Eric Anderson
Portfolio Manager (since 07/10)	Portfolio Manager (since 07/10)
Patrick den Besten
Portfolio Manager (since 07/10)

2.

The second, third, and fourth paragraphs of the section entitled “Management of the Funds – ING Emerging Countries Fund” of the statutory section of the Fund’s Prospectus are hereby deleted and replaced with the following:

Guy Uding, Portfolio Manager, joined ING Investment Management in 1995 as a quantitative analyst. In 1997, Mr. Uding became portfolio manager for the IT Funds and in 1999 he was promoted to Head of Technology funds overseeing 26 mutual funds. In 2004, Mr. Uding became the head of the Growth and Alternatives strategy and in September 2005 he was promoted to CIO of China Merchants Funds, the joint venture between China Merchants and ING, in Shenzhen China. In 2008, Mr. Uding became the CIO Central Europe based in Warsaw Poland. In 2009 he became the CIO India based in Mumbai India.

Patrick den Besten, Portfolio Manager, joined ING Investment Management in 2000. Mr. Besten is Head of the Corporate Analytics-Emerging Markets team, a team of 6 bottom up focused global emerging markets analysts. Mr. Besten also co-manages the global emerging market equity strategies. Before joining the emerging market team, Mr. Besten was Head of the Global Industrials and Materials Team and Deputy Head of the Global Sectors team (since 2006). Prior to this position, Mr. Besten focused on General Industrials and Basic Industries sectors in European Equities and was the sector coordinator for global basic materials, industrials, and consumer durables. Before joining ING Investment Management, Mr. Besten worked at AEGON Asset Management where he was involved in tactical asset allocation and equity strategy.

Eric Anderson, Portfolio Manager, joined ING Investment Management in the U.S. in 1997 as a senior portfolio manager for the Latin America Fund. In 2001, Mr. Anderson relocated to The Netherlands where he continued to manage the ING’s Latin America Fund and was a senior member of the emerging markets equity team. In 2003, Mr. Anderson became the CIO and General Manager of ING Investment Management’s business in Mexico and in November 2007 he became the Head of Latin America including the Chief Investment Officer role for the region. In February 2010, Mr. Anderson reassumed the management of ING’s Latin America Fund. Mr. Anderson continues in his role as the Chief Investment Officer of Latin America.

ING International SmallCap Multi-Manager Fund

Effective June 30, 2010, Matthew J. Cohen no longer serves as co-portfolio manager for the Fund. All references to Matthew J. Cohen as co-portfolio manager of the Fund in the Fund’s Prospectus are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE